Filed Pursuant to Rule 497

File No. 333-186413

FS GLOBAL CREDIT OPPORTUNITIES FUND―D

Supplement dated December 20, 2013

to

Prospectus dated October 23, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of FS Global Credit Opportunities Fund―D (the “Company”), dated October 23, 2013, as may be supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Types of Investments and Related Risks” beginning on page 36 of the Prospectus before you decide to invest in the Company’s common shares.

Status of Our Continuous Public Offering

As of December 12, 2013, the Company and FS Global Credit Opportunities Fund―A, another investment company that has a principal investment strategy of investing substantially all of its assets in FS Global Credit Opportunities Fund (the “Fund”), satisfied their minimum offering requirement by collectively raising in the aggregate $2.5 million of capital from persons not affiliated with the Fund, the Fund’s investment adviser, FS Global Advisor, LLC, or the Fund’s sub-adviser, GSO Capital Partners LP, and admitted their initial public investors as shareholders.

Management of the Company and the Fund

This supplement supplements and amends the section of the Prospectus entitled “Management of the Company and the Fund—General” by replacing the second sentence of the first paragraph of such section in its entirety with the following:

The Board consists of nine members, six of whom are considered Independent Trustees.

Description of Capital Structure

This supplement supplements and amends the section of the Prospectus entitled “Description of Capital Structure―Number of Trustees; Appointment of Trustees; Vacancies; Removal” by replacing the first sentence of the third paragraph of such section in its entirety with the following:

As of November 30, 2013, the Company had a total of nine members of the Board, six of whom were Independent Trustees.

Supplement dated December 20, 2013

to

Statement of Additional Information dated October 23, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the statement of additional information of FS Global Credit Opportunities Fund―D (the “Company”), dated October 23, 2013, as may be supplemented and amended (as so supplemented and amended, the “Statement of Additional Information”).

You should carefully consider the “Types of Investments and Related Risks” beginning on page 36 of the Company’s prospectus, dated October 23, 2013, as supplemented and amended, before you decide to invest in the Company’s common shares.

Management of the Company and the Fund

This supplement supplements and amends the section of the Statement of Additional Information entitled “Management of the Company and the Fund—Board of Trustees and Executive Officers―Board Leadership Structure” by replacing the first sentence of the first paragraph of such section in its entirety with the following:

The Board consists of nine members, six of whom are considered Independent Trustees.

This supplement supplements and amends the section of the Statement of Additional Information entitled “Management of the Company and the Fund—Board of Trustees and Executive Officers—Trustees” by adding the following to the table of such section in the appropriate alphabetical order under the subheading “Independent Trustees”:

NAME	AGE	TRUSTEE SINCE	NUMBER OF REGISTERED INVESTMENT COMPANIES IN FUND COMPLEX OVERSEEN BY TRUSTEE
Barbara J. Fouss	44	November 2013	3

This supplement supplements and amends the section of the Statement of Additional Information entitled “Management—Board of Trustees and Executive Officers—Independent Trustees” by adding the following immediately after the fourth paragraph of such section:

Barbara J. Fouss previously served as director of strategic initiatives of Sun National Bank, a national bank and a subsidiary of Sun Bancorp, Inc., from December 2012 to March 2013. Prior to beginning her role as director of strategic initiatives, Ms. Fouss served as Sun National Bank’s chief credit policy officer from August 2011 to November 2012, deputy chief credit policy officer from March 2008 to July 2011 and senior vice president and senior credit officer from 2003 to 2008. Prior to joining Sun National Bank, Ms. Fouss served as a vice president in the energy and power investment banking group of Wachovia Securities, the institutional capital markets and investment banking group of Wachovia Corporation (now Wells Fargo & Company), from 2000 to 2003. Ms. Fouss received her bachelor’s degree in business administration from Georgetown University.

Ms. Fouss has significant experience as an executive at various companies, including public and private companies. This experience has provided Ms. Fouss, in the opinion of the Board, with experience and insight which is beneficial to the Company.

This supplement supplements and amends the section of the Statement of Additional Information entitled “Management of the Company and the Fund—Compensation of Trustees” by replacing the second sentence of the first paragraph of such section in its entirety with the following:

These Trustees are Walter W. Buckley, III, David L. Cohen, Barbara J. Fouss, Thomas J. Gravina, Philip E. Hughes, Jr., Oliver C. Mitchell, Jr. and Charles P. Pizzi.

This supplement supplements and amends the section of the Statement of Additional Information entitled “Management of the Company and the Fund―Board Committees―Audit Committee” by replacing the second sentence of the first paragraph of such section in its entirety with the following:

The members of the audit committee are Barbara J. Fouss, Philip E. Hughes, Jr., Oliver C. Mitchell, Jr. and Charles P. Pizzi, each of whom is an Independent Trustee.

This supplement further supplements and amends the section of the Statement of Additional Information entitled “Management of the Company and the Fund―Board Committees” by adding the following immediately after the final paragraph of such section:

Valuation Committee

The valuation committee of the Fund Board establishes policies and procedures regarding the valuation of the Fund’s investments. On a quarterly basis, the Fund Board’s valuation committee will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s valuation process. The members of the Fund Board’s valuation committee are Walter W. Buckley, III, Barbara J. Fouss, Thomas J. Gravina and Charles P. Pizzi, a majority of whom are Independent Trustees. Walter W. Buckley, III serves as chairman of the Fund Board’s valuation committee.